EXHIBIT 99.1

Foley & Lardner LLP, Attorneys at Law
-------------------------------------
402 W. Broadway, Suite 2100

(Proposed) Attorney for Debtor-In-Possession


                         UNITED STATES BANKRUPTCY COURT
                        SOUTHERN DISTRICT OF CALIFORNIA


In Re:                                       CASE NUMBER  08-11388-PB11
MicroIslet, Inc.
A Nevada Corp                                CHAPTER 11

                                             DEBTOR-IN-POSSESSION
                                             MONTHLY OPERATING REPORT
                                             FOR THE MONTH OF
                                             December, 2008
                         Debtor(s).
--------------------------------------------------------------------------------

TO: THE HONORABLE Peter W. Bowie
                  --------------
    UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.


DATED:
                                             -----------------------------------
                                             Attorney for Debtor-In-Possession

                      UNITED STATES DEPARTMENT OF JUSTICE
                      OFFICE OF THE UNITED STATES TRUSTEE
                        SOUTHERN DISTRICT OF CALIFORNIA


In Re:                                      CHAPTER 11 (BUSINESS)
MicroIslet, Inc.
A Nevada Corp                               CASE NO. 08-11388-PB11
                                            OPERATING REPORT NO. 1
                                            FOR THE MONTH ENDING:
                        Debtor(s).          December 31, 2008

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS             $   243,000

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
          ACCOUNT REPORTS                                           $   233,000
                                                                    -----------
3. BEGINNING BALANCE:                                               $    10,000

4. RECEIPTS DURING CURRENT PERIOD:

     ACCOUNTS RECEIVABLE - PRE-FILING        $    0
     ACCOUNTS RECEIVABLE - POST-FILING       $    0
     GENERAL SALES                           $    0
     OTHER (SPECIFY) DIP Loan                $    45,000
     OTHER ** (SPECIFY) See note below       $    21,000
                                   TOTAL RECEIPTS THIS PERIOD:      $    66,000
                                                                    -----------
5. BALANCE:                                                         $    76,000

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

     TRANSFERS TO OTHER DIP ACCOUNTS         $    65,000
     DISBURSEMENTS                           $     9,478.39
TOTAL DISBURSEMENTS THIS PERIOD ***:                                $ 74,478.39
                                                                    -----------
7. ENDING BALANCE:                                                  $  1,521.61
                                                                    ===========

8. GENERAL ACCOUNT NUMBER 3755557805

   DEPOSITORY NAME AND LOCATION Bank of America
1755 Grant Street, 4th Floor, Concord, CA 94520
--------------------------------------------------------------------------------
*All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

          TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD
================================================================================
DATE         CHECK              PAYEE          PURPOSE             AMOUNT
             NUMBER
--------------------------------------------------------------------------------
12/02/08     1008           D&U Janitorial    Invoice 045775         $   850.00
--------------------------------------------------------------------------------
12/08/08     1010           AICCO             November invoice       $  7845.95
--------------------------------------------------------------------------------
12/10/08     20001          WestAir Gases     Invoice 845196,
                                              PO 08-0343             $   229.19
--------------------------------------------------------------------------------
12/11/08     20002          PINT              Invoice 12619, 12740   $   295.00
--------------------------------------------------------------------------------
12/16/08     20003          Orkin             Agreement 16598        $   150.00
--------------------------------------------------------------------------------
12/15/08   wire transfer    Bank of America   Bank fees              $   108.25
--------------------------------------------------------------------------------
12/16/08   transfer         MicroIslet        Transfer to tax
                                              account                $20,000.00
--------------------------------------------------------------------------------
12/22/08   transfer         MicroIslet        Transfer to payroll
                                              acct                   $45,000.00
--------------------------------------------------------------------------------

                                   TOTAL DISBURSEMENTS THIS PERIOD:  $74,478.39
                                                                     -----------

Add additional pages as necessary to include all disbursements.

                                GENERAL ACCOUNT
                              BANK RECONCILIATION*

Balance per bank statement dated: 12/31/08                           $ 1,521.61

Plus deposits in transit (a):

          Deposit Date      Deposit Amount
          ------------      --------------

          ------------      $-------------
          ------------      --------------
          ------------      --------------

   Total deposits in transit                                                 0

Less outstanding checks (a):
          Check Number      Check Date        Check Amount
          ------------      ----------        ------------

          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------
          ------------      ----------        ------------

Total outstanding checks                                                   (0)
                                                                    -----------

Bank statement adjustments**                                                0
                                                                    -----------

Adjusted bank balance                                               $  1,521.61
                                                                    ===========


* It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

** Please attach a detailed explanation of any hank statement adjustment.

                              B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS            $ 130,000

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
         ACCOUNT REPORTS                                           $ 125,111.71

3.BEGINNING BALANCE                                                $   4,888.29

4.RECEIPTS:
      TRANSFERRED FROM GENERAL ACCOUNT*                            $  45,000

5.BALANCE                                                          $  49,888.29

6.LESS: DISBURSEMENTS DURING CURRENT PERIOD

     DATE           CHECK NO.           PAYEE                    AMOUNT
     ----           ---------           -----                    ------
12/10/08            wire                Paychex                  266.74
12/15/08            wire                Bank of America          14.12
12/16/08            wire                Fidelity                 2,252.40
12/16/08            1                   Arnold Garcia            2,528.04
12/16/08            2                   Noel Lafontaine          1,288.55
12/16/08            3                   Leslie Ricks             1,834.78
12/16/08            4                   Amaresh Basu             5,230.34
12/16/08            5                   Daniel Wheeler           3,275.85
12/16/08            6                   Cheryl Gushiken          1,731.96
12/16/08            7                   John Scarcella           1,803.29
12/16/08            8                   Ingrid Stuiver           4,178.13
12/16/08            9                   Hye Wang Sung            2,430.02
12/16/08            10                  Michael Andrews          7,009.01
12/16/08            11                  Adrian Buringrud         2,505.32
12/16/08            12                  Brian Conn               6,006.89
12/16/08            13                  Teneisha Sprague         1,726.61
12/15/08            transfer            MicroIslet               1,000.00

                         TOTAL DISBURSEMENTS THIS PERIOD:            $ 45,085.05

7.ENDING BALANCE:                                                    $  4,806.24

8. PAYROLL ACCOUNT NUMBER  3755557818

   DEPOSITORY NAME AND LOCATION Bank of America
   1755 Grant Street 4th Floor, Concord, CA 94520

* Due to the timing of payroll, DIP lender wired $20k directly to Payroll account

                                 PAYROLL ACCOUNT
                              BANK RECONCILIATION*
                              --------------------

Balance per bank statement dated: 12/31/08                         $   7,311.56

Plus deposits in transit (a):
                    Deposit Date        Deposit Amount
                    ------------        --------------

                    ------------        $ ------------
                    ------------        --------------
                    ------------        --------------

  Total deposits in transit                                                0

Less outstanding checks (a):

          Check Number        Check Date          Check Amount
          ------------        ----------          ------------

               22             12/16/08              2,505.32
          ------------        ----------          ------------
          ------------        ----------          ------------
          ------------        ----------          ------------
          ------------        ----------          ------------
          ------------        ----------          ------------
          ------------        ----------          ------------

     Total outstanding checks                                         (2,505.32)

Bank statement adjustments**
                                                                    -----------
Adjusted bank balance                                               $  4,806.24
                                                                    ===========

* It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
** Please attach a detailed explanation of any bank statement adjustment.

                                B. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                 $      0

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT
         REPORTS                                                    $      0

3. BEGINNING BALANCE                                                $      0

4. RECEIPTS:
     TRANSFERRED FROM GENERAL ACCOUNT*                              $  21,000

5. BALANCE                                                          $  21,000

6. LESS: DISBURSEMENTS DURING CURRENT PERIOD

     DATE           CHECK NO.      PAYEE               AMOUNT
     ----           ---------      -----               ------

     12/16/08       wire           Paychex             20,906.30

                              TOTAL DISBURSEMENTS THIS PERIOD:      $ 20,906.30
                                                                    -----------
7. ENDING BALANCE:                                                  $     93.70
                                                                    ===========

8. TAX ACCOUNT NUMBER 3755557821

DEPOSITORY NAME AND LOCATION Bank of America
1755 Grant Street 4th Floor, Concord, CA 94520

                          D. SUMMARY SCHEDULE OF CASH
                          ---------------------------

ENDING BALANCE FOR PERIOD:

     GENERAL ACCOUNT                         $   1,521.61
     PAYROLL ACCOUNT                         $   4,806.24
     TAX ACCOUNT                             $      93.70
     OTHER ACCOUNTS*: Investment account     $    (656.41)
     OTHER MONIES*:                          $
     PETTY CASH** Fedex shipments            $      15.64
          Business lunches/dinners
                                             ------------
TOTAL CASH AVAILABLE                         $   5,780.78
                                             ============

* Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

** Attach exhibit itemizing all petty cash transactions. NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

                                  TAX ACCOUNT
                              BANK RECONCILIATION*
                            ------------------------

Balance per bank statement dated: 12/31.08                               $93.70
Plus deposits in transit (a):

 Deposit Date                 Deposit Amount

 ------------                 --------------
 ------------                 --------------
 ------------                 --------------
 ------------                 --------------

Total deposits in transit                                                     0
Less outstanding checks (a):

Check Number                   Check Date        Check Amount
------------                   ----------        ------------

------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------
------------                   ----------        ------------


Total outstanding checks                                                     (0)
Bank statement adjustments**                                                  0
Adjusted bank balance                                                     $93.70

* It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

 ** Please attach a detailed explanation of any bank statement adjustment.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS
------------------------------------------------------------------------------
                                                 POST-PETITION
CREDITOR,             FREQUENCY     AMOUNT OF    PAYMENTS NOT
LESSOR, ETC.         OF PAYMENTS     PAYMENT      MADE (NUMBER)       TOTAL DUE
                     (Mo./Qtr.)
Fios Therapeutics      Mo.           $ 111,000      2                  $279,595
AICCO                  Mo            $7,845.95      1                  $16,084

TOTAL DUE                                                               295,679

-------------------------------------------------------------------------------


                              III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
  GROSS SALES SUBJECT TO SALES TAX                                       $0
  TOTAL WAGES PAID                                                       $41,549


                                                TOTAL             AMOUNT        DATE
                                                POST-PETITION    DELINQUENT     DELINQUENT
                                                AMOUNTS                         AMOUNT
                                                OWING                           DUE

FEDERAL WITHHOLDING                             $ 0                $ 0
STATE WITHHOLDING                               $ 0                $ 0
FICA - EMPLOYER'S SHARE                         $ 0                $ 0
FICA - EMPLOYEE'S SHARE                         $ 0                $ 0
FEDERAL UNEMPLOYMENT                            $ 0                $ 0
STATE WITHHOLDING                               $ 0                $ 0
SALES AND USE                                   $ 0                $ 0
REAL PROPERTY                                   $ 0                $ 0
OTHER: (SPECIFY)                                $ 0                $ 0
TOTAL:                                          $ 0                $ 0

             IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                           ACCOUNTS PAYABLE*        ACCOUNTS       RECEIVABLE
                          (POST-PETITION ONLY)    Pre-Petition     Post-Petition

30 days or less            $210,341.79            $     0          $  84
31 - 60 days               $125,235.14            $     0          $ 186
61 - 90 days               $      0               $ 6,169          $   0
91- 120 days               $      0               $     0          $   0
Over 120 days              $      0               $     0          $   0
                           -----------            --------         ------
TOTALS:                    $335,576.93            $ 6,169          $ 270

                             V. INSURANCE COVERAGE


                    NAME OF        AMOUNT OF       POLICY        PREMIUM PAID
                    CARRIER        COVERAGE        EXPIRATION    THROUGH:
                                                   DATE

General Liability   Chubb          $ 2,000,000     5/1/09       5/1/09
Worker Compensation Travelers     $ 1,000,000     10/1/09      premium unpaid
Casualty            Chubb          $   500,000     5/1/09       5/1/09
Vehicle             Chubb          $ 1,000,000     5/19/09      5/1/09
D&O                 Hartford       $10,000,000     4/24/09      (1) 4/24/09
UmbrellA            Chubb          $ 3,000,000     5/1/09       5/1/09


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                 TOTAL PAYMENTS


Qtrly Period   Total Disbursements   Qtrly Fees   Date Paid   Amount Paid  Qtrly Fee Still
  Ending                                                                        Owing

No fees due as of reporting date


* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

(1) D&O premium financed through AICCO. We have requested, though the court to make 10/24/08 financing payment and will also owe amounts for 12/24/08 and 1/24/09.

                 VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS
                 ----------------------------------------------

--------------------------------------------------------------------------------
Name of Insider     Date of Order       Authorized           Gross Compensation
                    Authorizing         Gross                   Paid During
                    Compensation        Compensation*            the Month
--------------------------------------------------------------------------------

Michael Andrews  11/24/08 (interim)    $250,000/annual         $10,417

--------------------------------------------------------------------------------

Brian Conn       11/24/08 (interim)    $220,000/annual         $ 9,167

--------------------------------------------------------------------------------
Amaresh Basu     12/19/08 (interim)    $190,000/annual         $ 7,917

--------------------------------------------------------------------------------


* Please indicate how compensation was identified in the order (e.g.. $1,0001wk, $2,500/mo)


VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

                             Date of Order
                              Authorizing                    Amount Paid
 Name of Insider               Payment      Description    During the Month
 ---------------               -------      -----------    ----------------

No other payments to insiders

--------------------------------------------------------------------------------
IX. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                        Cumulative
                                     Current Month    Post-Petition
                                     -------------    -------------

Sales/Revenue:                         $      84      $     270
  Gross Sales/Revenue                         (0)            (0)
  Less: Returns/Discounts               $      84      $     270
     Net Sales/Revenue

Cost of Goods Sold:
  Beginning Inventory at cost                  0              0
  Purchases                                    0              0
  Less: Ending Inventory at cost              (0)            (0)
     Cost of Goods Sold (COGS)                 0              0

Gross Profit                           $      84      $     270

     Other Operating Income                    0              0
        (Itemize)

Operating Expenses:
  Payroll - Insiders                      61,478         92,450
  Payroll - Other Employees               80,475        129,817
  Payroll Taxes                            3,239          9,638
  Other Taxes (Itemize)                        0              0
  Depreciation and Amortization           10,522         17,538
  Rent Expense - Real Property            19,036         39,072
  Lease Expense - Personal
     Property                                  0            261
  Insurance                                9,209         15,283
  Real Property Taxes                          0              0
  Telephone and Utilities                  3,007          5,913
  Repairs and Maintenance                  1,000          1,000
  Travel and Entertainment
    (Itemize) (1)                            898            930
  Miscellaneous Operating Expenses
    (Itemize) (2)                         209,762        364,263
      Total Operating Expenses          (398,626)      (676,165)
      Net Gain/(Loss) from              (398,542)      (675,895)
         Operations

Non-Operating Income:
   Interest Income                             0              0
   Net Gain on Sale of Assets
     (Itemize)                                 0              0
   Other (Itemize)                             0              0
      Total Non-Operating income               0              0

Non-Operating Expenses:
  Interest Expense                       (73,633)       (75,011)
  Legal and Professional
     (Itemize) (3)   approximately      (139,385)      (229,385)
  Other (Itemize) (4)                       (555)          (977)
     Total Non-Operating
        Expenses                        (213,572)      (305,372)

NET INCOME/(LOSS)                       (612,114)      (981,267)
                                        ========       ========

(Attach exhibit listing all itemizations required above)

                                X. BALANCE SHEET
                              (ACCRUAL BASIS ONLY)

                                                  Current
                                                 Month End
ASSETS
Current Assets:
  Unrestricted Cash                               5,781
  Restricted Cash                                     0
  Accounts Receivable                             6,439
  Inventory                                           0
  Notes Receivable                                    0
  Prepaid Expenses                              163,029
  Other (Itemize) (1)                             1,078

     Total Current Assets                                        176,327

Property, Plant, and Equipment                  833,480
Accumulated Depreciation/Depletion             (543,236)
     Net Property, Plant, and Equipment                          290,244

Other Assets (Net of Amortization):
  Due from Insiders                               3,790
  Other (Itemize) (2)                            42,366
     Total Other Assets                                           46,156

TOTAL ASSETS                                                     512,272

LIABILITIES
Postpetition Liabilities:
   Accounts Payable                             335,093
   Taxes Payable                                  8,733
   Notes Payable                                406,861
   Professional fees             approximately  229,385
   Secured Debt                                       0
   Other (Itemize) (3)                           76,147
     Total Postpetition Liabilities                            1,053,219

Prepetition Liabilities:
   Secured Liabilities                           34,500
   Priority Liabilities                          35,951
   Unsecured Liabilities                     13,123,301
   Other (Itemize) (4)                          162,258
     Total Prepetition Liabilities                            13,356,010
TOTAL LIABILITIES                                             14,409,229
EQUITY:
   Prepetition Owners' Equity               (12,915,236)
   Postpetition Profit/(Loss)                  (981,266)
   Direct Charges to Equity                           0
TOTAL EQUITY                                                 (13,896,502)
TOTAL LIABILITIES & EQUITY                                       512,727

                                XI. OUESTIONNAIRE

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?

[x]   No.
[ ]   Yes. Explain

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?

[x] No.
[ ] Yes. Amount, to whom, and for what period?________________________________
______________________________________________________________________________

3. State what progress was made during the reporting period toward filing a plan of reorganization:

Valuation expert has been engaged and process is underway. Plan of reorganization is being constructed.

4. Describe potential future developments which may have a significant impact on the case.

The outcome of objections raised by ad hoc shareholder committee may impact the Company's ability to raise money.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

[X]  No.
[ ]  Yes. Please set forth the amounts and the source of the income.

_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

I, Brian Conn, Chief Financial Officer (Name and title), declare under penalty of perjury that I have fully read and understand the foregoing debtor-in-possession operating report and that the information contained herein is Me and complete to the best of my knowledge.



Date:  1/19/09                                              /s/ Brian Conn
                                                            --------------------
                                                            Principal for
                                                            debtor-in-possession

                                   Exhibit A
                  Itemized Detail of Profit and Loss Statement

                                                             Current     Cumulative
                                                              Month    Post-Petition
----------------------------------------------------------------------------------
(1) Travel and entertainment Mileage reimbursement                32            64
      Airfare-reimbursement                                      100           100
      Meals for company meetings                                 766           766
                                                            --------      --------
Total                                                            898           930

(2) Miscellaneous operating expenses
     Lab supplies                                                345         3,301
     Contract manufacturing-Progenitor Cell Therapy          107,302       111,375
     Business development consulting-Potentiation Group        5,000        18,333
     Regulatory consulting-Regulus                           (22,000)           --
     Regulatory supplies                                                       463
     Scientific advisor                                        5,000         6,000
     Contract manufacturing-Fios                             108,686       217,373
     Other consulting                                          3,000         3,000
     SEC filing costs -Publicease                                              210
     Press release distribution-Publicease                                     330
     Office supplies                                             482         1,174
     Postage                                                     254           294
     Website maintenance                                         145           440
     Payroll processing costs                                    299           565
     Licenses and fees                                         1,098         1,098
          Other benefits                                         151           307
                                                            --------      --------
Total                                                        209,762       364,263

(3) Legal and professional
     Accrued legal fees - Foley and Lardner                   75,385       165,385

(4)Other non-operating expenses
     Bank fees                                                   555           977

                                   Exhibit B
                        Itemized Detail of Balance Sheet

(1)  Other current assets
        Dental Insurance (Principal/Premier)                       109
        Interest receivable                                          0
        Medical Insurance Premiums                                 968
                                                                ------
        Total                                                    1,078
(2)  Other assets
        Patents                                                 48,036
        Accumulated amortization on patents                      (5,670)
                                                                ------
     Total                                                      42,366

(3)  Other postpetition liabilities
        Accrued payroll 12/31/08                                61,375
        Accrued vacation                                        11,772
                                                                ------
     Total                                                      73,147

(3)  Other prepetition liabilities
        Nonpriority pto-Andrews, Basu                           15,579
        Aicco                                                   11,433
        IRG restricted stock units 34,500
        Liquidated Damages, Aug-06 financing                    71,234
        Liquidated Damages, no effective registration           13,613
        PCT
        Regulus
        Scientific Advisory Board                               12,000
        SDGE                                                     3,900
                                                                ------
Total                                                          162,258